UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2021
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BROADRIDGE FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33220	33-1151291
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5 Dakota Drive	Lake Success	New York	11042
(Street Address)	(City)	(State)	Zip Code

Registrant’s telephone number, including area code: (516) 472-5400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on Which Registered:
Common Stock, par value $0.01 per share	BR	New York Stock Exchange

Item 5.07. Submission of Matters to a Vote of Security Holders.
On November 18, 2021, Broadridge Financial Solutions, Inc. (“Broadridge” or the “Company”) held its 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”).

At the 2021 Annual Meeting, stockholders approved all of management’s proposals, which were:

1.The election of 11 directors for terms of one year and until their successors are elected and qualified;

2.The advisory vote to approve the Company’s executive compensation (the Say on Pay Vote); and

3.The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2022.

Proposal No. 1: To elect 11 directors to hold office until the Annual Meeting of Stockholders in the year 2022 and until their respective successors are duly elected and qualified.

	FOR	AGAINST	ABSTAIN	Broker Non-Votes

Leslie A. Brun	95,033,227	1,800,248	49,668	7,960,768
Pamela L. Carter	95,296,306	1,537,728	49,109	7,960,768
Richard J. Daly	95,201,963	1,415,503	265,677	7,960,768
Robert N. Duelks	91,971,356	4,853,117	58,670	7,960,768
Melvin L. Flowers	96,660,950	169,491	52,702	7,960,768
Timothy C. Gokey	96,309,701	511,550	61,892	7,960,768
Brett A. Keller	95,695,450	1,131,409	56,284	7,960,768
Maura A. Markus	95,717,950	1,112,490	52,703	7,960,768
Annette L. Nazareth	96,698,810	135,616	48,717	7,960,768
Thomas J. Perna	92,891,114	3,937,090	54,939	7,960,768
Amit K. Zavery	96,658,659	171,345	53,139	7,960,768

Proposal No. 2: Advisory vote on the Company’s executive compensation (the Say on Pay Vote).

FOR	AGAINST	ABSTAIN	Broker Non-Votes

90,023,358	6,696,949	162,836	7,960,768

Proposal No. 3: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2022.

FOR	AGAINST	ABSTAIN

103,225,738	1,566,891	51,282

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 19, 2021

                        BROADRIDGE FINANCIAL SOLUTIONS, INC.

                         By: /s/ Keir D. Gumbs
                         Keir D. Gumbs
                         Corporate Vice President
and Chief Legal Officer